TOUCHSTONE FUNDS

                Transactions Pursuant to Rule 10f-3 of ICA

                   Touchstone International Equity Fund



 Name of Issuer:                                     Equant N.V.

Name of Security:                           Equant N.V.

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    02/12/99

Number of Units Purchased:                  910

Price Per Unit:                                      $75.50

Total Price Paid:                                    $68,705.00

Portfolio Assets on Trade Date:                      $12,305,243

 % Gross Underwriting Spread:                        0.56%

Underwriting Type:                                   Firm

 Total Offering:                                     35,000,000

25% of Offering:                                     8,750,000
----------------

Affiliated Underwriter :                             Credit Suisse First Boston

Broker from whom Portfolio purchased:                Morgan Stanley Dean Witter




















                               TOUCHSTONE FUNDS

                 Transactions Pursuant to Rule 10f-3 of ICA

                     Touchstone Income Opportunity Fund



Name of Issuer:         Charter Communications Holdings

Name of Security:       Charter Communications Holdings, 8.625%, due 04/01/2009

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    03/12/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $99.695

Total Price Paid:                                    $249,237.50

Portfolio Assets on Trade Date:                      $9,616,062

 % Gross Underwriting Spread:                        2.59%

Underwriting Type:                                   Firm

 Total Offering:                                     115,500,000

25% of Offering:                                     28,875,000
----------------

Affiliated Underwriter :                             Donaldson, Lufkin, Jenrette

Broker from whom Portfolio purchased:                Goldman Sachs


















                                TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                     Touchstone Income Opportunity Fund



 Name of Issuer:                                     Consolidated Container

Name of Security:                           Consolidated Container

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    06/24/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,129,570

 % Gross Underwriting Spread:                        2.74%

Underwriting Type:                                   Firm

 Total Offering:                                     185,000,000

25% of Offering:                                     46,250,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Bear Stearns





















                                TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                       Touchstone Income Opportunity Fund



 Name of Issuer:                                     Dura Operating

Name of Security:                           Dura Operating

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    04/15/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,614,570

 % Gross Underwriting Spread:                        2.60%

Underwriting Type:                                   Firm

 Total Offering:                                     300,000,000

25% of Offering:                                     75,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Nations Bank


















                                 TOUCHSTONE FUNDS

                 Transactions Pursuant to Rule 10f-3 of ICA

                       Touchstone Income Opportunity Fund



 Name of Issuer:                                     Royster-Clarke

Name of Security:                           Royster-Clarke

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    04/15/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,614,570

 % Gross Underwriting Spread:                        2.60%

Underwriting Type:                                   Firm

 Total Offering:                                     200,000,000

25% of Offering:                                     50,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            J.P. Morgan





















                                 TOUCHSTONE FUNDS

                    Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Income Opportunity Fund



 Name of Issuer:                                     Lyondell Chemical

Name of Security:                           Lyondell Chemical

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    05/11/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,519,405

 % Gross Underwriting Spread:                        2.63%

Underwriting Type:                                   Firm

 Total Offering:                                     1,500,000,000

25% of Offering:                                     375,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            J.P. Morgan


















                                  TOUCHSTONE FUNDS

                     Transactions Pursuant to Rule 10f-3 of ICA

                          Touchstone Income Opportunity Fund



 Name of Issuer:                                     Worldwide Fiber

Name of Security:                           Worldwide Fiber

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    07/23/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,162,269

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     500,000,000

25% of Offering:                                     125,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Morgan Stanley





















                                 TOUCHSTONE FUNDS

                 Transactions Pursuant to Rule 10f-3 of ICA

                      Touchstone Income Opportunity Fund



 Name of Issuer:                                     PSINet

Name of Security:                           PSINet

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    07/16/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $9,181,523

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     1,050,000,000

25% of Offering:                                     262,500,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Bear Stearns


















                                  TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                       Touchstone Income Opportunity Fund



 Name of Issuer:                                     Republic Technologies

Name of Security:                           Republic Technologies

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    08/06/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $98.71

Total Price Paid:                                    $246,775.00

Portfolio Assets on Trade Date:                      $8,902,427

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     425,000,000

25% of Offering:                                     106,250,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Chase Securities

















                                TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Income Opportunity Fund



 Name of Issuer:                   United Pan-Europe Communications

Name of Security:                  United Pan-Europe Communications, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    10/22/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $99.262

Total Price Paid:                                    $248,155.00

Portfolio Assets on Trade Date:                      $8,444,413

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     200,000,000

25% of Offering:                                     50,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Morgan Stanley





















                               TOUCHSTONE FUNDS

                   Transactions Pursuant to Rule 10f-3 of ICA

                     Touchstone Income Opportunity Fund



 Name of Issuer:                                     VoiceStream Wireless

Name of Security:                           VoiceStream Wireless, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    11/04/99

Number of Units Purchased:                  200,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $200,000.00

Portfolio Assets on Trade Date:                      $8,517,077

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     1,100,000,000

25% of Offering:                                     275,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Goldman Sachs


















                              TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                      Touchstone Income Opportunity Fund



 Name of Issuer:                                     Exodus Communications

Name of Security:                           Exodus Communications, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    12/02/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $8,271,465

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     375,000,000

25% of Offering:                                     93,750,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Goldman Sachs